[GRAPHIC]

GE LOGO



ELFUN FUNDS
ANNUAL REPORT
December 31, 1995

                                                 UNDERSTANDING YOUR REPORT

                                                            Page
                                                            ____

ELFUN FUNDS' SPECTRUM                         INSIDE FRONT COVER
     HOW YOUR FUNDS MATCH UP WITH THE RISK/RETURN SPECTRUM

CHAIRMAN'S LETTER                                              1
                   DALE FREY ON MARKET EVENTS

REVIEW OF PERFORMANCE
AND SCHEDULES OF INVESTMENTS

  ELFUN GLOBAL FUND                                            2
  ELFUN TRUSTS                                                 7
  ELFUN DIVERSIFIED FUND                                      12
  ELFUN TAX-EXEMPT INCOME FUND                                20
  ELFUN INCOME FUND   . .                                     28
  ELFUN MONEY MARKET FUND                                     35
     PORTFOLIO MANAGERS DISCUSS YOUR FUNDS' RESULTS IN 1995

FINANCIAL STATEMENTS                                          41
      FINANCIAL HIGHLIGHTS AND STATEMENTS OF ASSETS AND
      LIABILITIES, OPERATIONS, AND CHANGES IN NET ASSETS

NOTES                                                         50
             NOTES TO THE FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT                                  55
                THE ACCOUNTANT'S OPINION

ELFUN FUNDS INVESTMENT TEAM                                  56

SHAREHOLDER INQUIRIES                          INSIDE BACK COVER
         HOW YOU CAN OBTAIN MORE INFORMATION

_______________________________________________________________________________

ON THE COVER:  GE Investments' portfolio managers are pictured making a trade in one of our newly upgraded trading rooms. During 1995, GE Investments made technological improvements in an effort to create state-of-the-art trading facilities.

                                INVESTMENT STRATEGY
_______________________________________________________________________________

CONSERVATIVE                    MODERATE                      AGGRESSIVE


FINDING THE RIGHT MIX OF RISK AND RETURN
_______________________________________________________________________________



MUTUAL FUND CATEGORIES                                        POTENTIAL
                                                             RISK/RETURN
                                                              SPECTRUM
_______________________________________________________________________________

GLOBAL GROWTH This category includes international stock funds that invest in common stocks and other equity securities of companies located primarily outside the United States. Compared with domestic stocks, these funds offer potentially higher returns, but carry additional risks.

Growth This category includes stock funds designed to pursue long-term growth. Balanced and asset allocation funds investing in diversified portfolios of bonds, other fixed income securities and money market instruments, as well as stocks may also be included. Although stocks historically have offered the greatest growth potential, they have fluctuated more in price from day to day.

Income This category includes taxable or tax-exempt bond funds. Depending on the types of bonds or other fixed income securities in which the funds invest, these funds seek to provide a moderate to high level of current income, while aiming to preserve an investor's original investment value. Stability This category seeks to provide strong safety and stability of principal while providing current income. Funds in this category are built around high-quality, short-term securities with remaining maturities of 13 months or less.

FINDING THE RIGHT MIX OF RISK AND RETURN

ELFUN FUNDS
_______________________________________________________________________________

ELFUN GLOBAL FUND

ELFUN TRUSTS
ELFUN DIVERSIFIED FUND

Each investor has a unique notion of what the "right" mix of risk and return should be. You may, for example, be an investor who seeks to maintain the highest possible degree of stability in your portfolio, and therefore favors money market securities. Or, you may be at the opposite end of the spectrum -- someone who is willing to accept and tolerate higher degrees of risk in exchange for the potential of higher returns offered by stocks. Because higher returns generally mean greater price fluctuations and potential loss, investment decisions will always revolve around this tradeoff.


ELFUN TAX-EXEMPT FUND

ELFUN INCOME FUND

To help you align your portfolio's particular blend of risk and return with your investment preferences, Elfun Funds strives to offer an evenly balanced array of investment options.

ELFUN MONEY MARKET FUND

As illustrated at left, each fund in the Elfun family of funds falls into a distinct category that is designed to match up with the various stages of the risk/return spectrum. Using this guide, you can fashion a diversified portfolio to help you achieve your individual investment goals while maintaining a level of risk acceptable to you. Through this type of approach, Elfun Funds can truly be your core investment program.

                                                   A LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER:

This past year marks some exciting changes at GE Investments. We have devoted significant efforts and resources to improving our customer service capabilities. Our GE Inquiry Center has been expanded to accommodate major technology improvements. Each of our inquiry specialists has undergone extensive training in order to provide you with more valuable information.
In addition, we continue to upgrade our trading areas with the latest equipment for trading, news and information to assure that our analysts stay on top of the markets. In the same spirit of change, you'll note some improvements to this year's annual report. We have organized the report to be more interesting and informative for you. For example, we added helpful fund information on the inside front cover to guide you through the report. Also, we have expanded our reviews of performance to include more fund highlights.

                           PERFORMANCE HIGHLIGHTS

[GRAPHIC]
PHOTO OF DALE F. FREY

After weak financial performance in 1994, financial markets rebounded tremendously in 1995, especially in the U.S. The Elfun Funds followed this trend with Elfun Trusts leading the way in performance with an annual return of 39.2%, the 3rd best year for the Fund since 1954. Elfun Diversified had its best year ever, with a 27.1% return, benefiting from the Fund's allocation in the U.S. stock market. The fixed income funds were boosted by lower interest rates in 1995, with both Elfun Income (18.2% return) and Elfun Tax-Exempt (17.3% return) achieving double digit performance.

          All of the Elfun Funds, except Elfun Global, outperformed the average of their peers' returns for the year, based on calculations by Lipper Analytical Services, an independent mutual fund rating service.
Additionally, the 1995 annual returns of Elfun Trusts and Elfun Money Market were in the top 10% of their Lipper peers.

          The average total returns for each applicable Lipper category, and complete details of each fund's performance can be found on various performance review pages contained in this annual report.

                              MARKET OVERVIEW

Strong corporate earnings were reported throughout 1995, along with low inflation and decreasing interest rates. Merger and acquisition activity topped $450 billion for the year and cash flows into equity mutual funds exceeded $100 billion, setting records for both measures. These factors drove the S&P 500 up 37.6% for the year.

          Bonds recovered after the worst market in history in 1994, reacting well to indications of an economy under control. The 1995 returns were 18.5%, as measured by the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Municipal Bond Index, returned 17.5% for the year, a strong performance considering that tax reform concerns hovered over the tax-exempt market throughout the year.

          International equity market performance, as measured by the MSCI EAFE Index, lagged the U.S. equity markets with a return of 11.2% for the year. This underperformance was primarily driven by Japan, where weak economic prospects and impending "bad debt" problems at financial institutions held Japanese equities to only a 0.7% gain in 1995. European markets posted a respectable return of 21.8% for the year. We believe European companies continue to represent excellent global values as cost-cutting efforts begin to pay off.

                                MARKET OUTLOOK

All in all, 1995 was a terrific year for the financial markets. Looking forward, the potential certainly exists for a short-term market correction given current high market valuation levels. Over the long term however, lower interest rates, controlled inflation, and stable economic growth should result in a continuation of long-term growth in the financial markets.

          It was a pleasure to serve your investment needs in 1995 and we look forward to helping you meet your financial objectives in 1996.


/s/ Dale F. Frey
Dale F. Frey
Chairman of the Board and President
GENERAL ELECTRIC INVESTMENTS CORPORATION

                                                     ELFUN DIVERSIFIED FUND

Q
&
A


DAVID CARLSON AND BOB MAC DOUGALL SHARE PORTFOLIO MANAGEMENT RESPONSIBILITY
FOR THE ELFUN DIVERSIFIED FUND. DAVE CARLSON MANAGES THE U.S. EQUITY PORTION AND BOB MAC DOUGALL MANAGES THE FIXED INCOME PORTION OF THE FUND. PLEASE REFER TO PAGE 7 FOR DAVE'S BIOGRAPHICAL DETAILS AND PAGE 28FOR BOB'S BIOGRAPHICAL DETAILS.

Q  HOW DID ELFUN DIVERSIFIED PERFORM RELATIVE TO ITS BENCHMARK IN 1995?

A Elfun Diversified posted a total return of 27.1%. Its peer group of 220 mutual funds in the Balanced fund category, as tracked by Lipper Analytical Services, posted an average return of 25.2%.

Q WHAT IS THE CURRENT BREAKDOWN IN THE ASSET MIX FOR ELFUN DIVERSIFIED AND HAS IT CHANGED RECENTLY?

A The year-end weightings were as follows: domestic equities 48%, international equities 14%, fixed income 32% and cash 6%. We lowered the domestic equity weighting and raised the international equity weighting during the year. The U.S. stock market had a significant increase in valuation and looks somewhat less attractive than the international equity markets on a risk/reward basis. The cash weighting was increased as well to protect against a potential market correction.

[GRAPHIC]
PHOTO OF DAVID CARLSON AND BOB Mac DOUGALL


Q  HOW DO YOU DECIDE THE WEIGHTS TO HAVE IN EACH ASSET CLASS?

A We have an asset allocation committee that meets monthly to assess the outlook for the financial markets. They recommend an asset mix for the GE Pension Trust and the mutual funds. They employ a number of quantitative models and assess qualitative issues in coming up with their recommendations. In a year like last year when both the bond and stock markets were moving in the same direction, the shifts in weightings are few. If the markets move in opposite directions or in disproportionate magnitudes, we may want to be much more active in adjusting the weights.

Q WHAT IS THE OUTLOOK FOR THE ELFUN DIVERSIFIED FUND NEXT YEAR?

A It may help to think of Elfun Diversified in three pieces. The domestic equity portion follows a growth strategy like Elfun Trusts. The international equity portion follows a global growth strategy like Elfun Global (minus the U.S. holdings). The fixed income portion is a smaller version of the Elfun Income Fund. Please see the Q&A discussions on these funds for a more complete description of the outlook for these asset classes. Going forward, our efforts remain focused on the asset allocation decision in order to properly position Elfun Diversified for the continuously changing financial markets.

                                                  ELFUN DIVERSIFIED FUND\

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT


[GRAPHIC]
LINE CHART

Data for Line Chart to follow:



                  ELFUN DIVERSIFIED
_________________________________________________

          ELFUN          S&P         LB
       DIVERSIFIED       500      AGGREGATE
_________________________________________________
1987      10,000      10,000      10,000
1988      10,660      11,670      10,790
1989      12,952      15,323      12,355
1990      13,574      14,832      13,466
1991      15,976      19,356      15,621
1992      17,478      20,847      16,777
1993      19,033      22,952      18,404
1994      18,984      23,274      17,871
1995      24,129      32,024      21,177



                     Average Annual Total Return
                for the periods ended December 31, 1995

                                ONE      FIVE            SINCE
                               YEAR      YEAR          INCEPTION
Elfun Diversified             27.11%     12.18%           11.62%
S&P 500                       37.61%     16.61%           15.67%
LB Aggregate                  18.47%      9.48%            9.84%


                          INVESTMENT PROFILE

A Fund designed for investors who seek to maximize total return consistent with prudent management and preservation of capital by following an asset allocation strategy contemplating shifts among a range of investments principally including U.S. and foreign common stocks, bonds and other debt instruments.

                 TOP TEN LARGEST HOLDINGS
              AS A PERCENTAGE OF NET ASSETS
                   AT DECEMBER 31, 1995
U.S. Treasury Bond, 7.625%, 2/15/25                  2.27%
U.S. Treasury Note, 6.75%, 4/30/00                   2.10%
Federal National Mortgage Assoc.                     1.69%
Federal Home Loan Mortgage Corp., 8% TBA             1.62%
Government National Mortgage Assoc., 9%, 12/15/09    1.57%
U.S. Treasury Note, 7.50%, 2/15/05                   1.47%
Travelers Group Inc.                                 1.47%
Phillip Morris Cos. Inc.                             1.29%
Rueters Holdings PLCADR (Class B)                    1.28%
First Data Corp.                                     1.26%

                *Lipper Performance Comparison
                BASED ON 12/31/95 TOTAL RETURNS
                      BALANCED PEER GROUP

                                                       ONE       FIVE
                                                      YEAR       YEAR
  Fund's rank in peer group:                            58         40
  Number of Funds in peer group:                       220         61
  Peer group average total return:                   25.16%     13.11%
  Lipper categories in peer group:                       BALANCED

        *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.


 See Page 39 For Notes To Performance. Past Performance Is No Guarantee Of Future Results.

   SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

                             ELFUN DIVERSIFIED FUND

[GRAPHIC]
PIE CHART

Data for pie chart to follow:

Cash & Other           5.9%
Bonds & Notes         32.2%
Foreign Equity        14.0%
Domestic Equity       47.9%


                                       NUMBER
                                     OF SHARES        VALUE
___________________________________________________________

COMMON STOCK--61.9%
___________________________________________________________

AUTOMOTIVE--0.6%
    Nippondenso Co.                    5,000            $93
    Suzuki Motor Corp.                19,000            212
    Valeo                              3,567            165(a)
                                                        470
[GRPAHIC]
ICON BANKS & FINANCIAL SERVICES

BANKS & FINANCIAL SERVICES--7.5%
    American Express Co.              10,000             414
    AMMB Holdings Berhad               6,000              68
    Banco Comercial Portugues         11,723             154
    Banque Nationale Paris             3,098             140
    Block H & R Inc.                   1,600              65
    Citicorp                           7,000             471
    Countrywide Credit Industries     13,500             294
    Deutsche Bank AG                   3,417             162
    Federal National
    Mortgage Assoc. .......           10,500           1,303
    Grupo Financiero Bancomer
    ADR (Series C) ........            3,907              22(a,b)
    International Nederlanden          2,283             152
    Morgan (J.P.) & Co. Inc.           5,000             401
    Rollins Inc. ..........            2,600              58
    State Street Boston Corp.          9,000             405
    Thai Farmers Bank .....            2,600              26
    Travelers Group Inc. ..           18,000           1,132
    Wells Fargo & Co. .....            2,500             540
                                                       5,807

[GRAPHIC]
ICON BROADCASTING & MEDIA

BROADCASTING, ENTERTAINMENT & MEDIA--6.2%
    Capital Cities/ABC Inc.            5,300            $654
    Carmike Cinemas Inc. ..            1,000              23
    Carnival Corp. (Class A)           5,000             122
    Catalina Marketing Corp.           2,000             126
    Circus Circus Enterprises Inc.     2,500              70
    Comcast Corp. (Class A)           18,000             327(a)
    Disney (Walt) Co. .....            4,600             271
    Donnelley (R.R.) & Sons Co.       10,000             394
    Gannett Inc. ..........            5,000             307
    Interpublic Group Cos. Inc.        5,300             230
    Readers Digest Assoc. Inc.
    (Class A) .............            1,500              77
    Reed International ....           12,476             190
    Reuters Holdings PLC ADR
    (Class B) .............           18,000             992
    Tele-Communications Inc.           5,000             134(a)
    Tele-Communications Inc.
    (Class A) .............           21,000             417(a)
    Television Broadcasts Ltd. ADR    24,000              86
    Time Warner, Inc. .....            5,000             189
    Wolters Kluwer ........            1,643             155
                                                       4,764

BUILDING MATERIALS & CONSTRUCTION--0.7%
    Hutchison Whampoa Ltd.            37,000             226
    Siam Cement ...........            1,700              94
    VA Technologie AG .....            1,771             225
                                                         545

CHEMICAL--1.3%
    Air Products & Chemicals Inc.      4,500             237
    Airgas Inc. ...........            4,500             150(a)
    Morton International Inc.         16,000             574
    SGL Carbon ............            1,015              79
                                                       1,040
Consumer Related--5.0%
    Anheuser Busch Cos. Inc.           3,500             234
    Burns Philip & Co. ....           83,082             186
    Canon Inc. ............           10,000             181
    Coca Cola Co. .........            1,500             111
    Colgate Palmolive Co. .            2,000             141

___________________
See Notes to Schedules of Investments and Financial Statements


                                       -14-






  SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

                                       Number
                                     of Shares        Value
___________________________________________________________

    Electrolux AB (Series B)           2,535            $104
    General Mills Inc. ....            2,000            116
    McDonalds Corp. .......            8,000            361
    Nestle S.A.  ..........              115            127
    Nutricia Verenigde Bedrijen        1,926            156
    Pepsico Inc. ..........           16,000            894
    Philip Morris Cos. Inc.           11,000            995
    Procter & Gamble Co. ..            1,500            125
    Scholastic Corp. ......            1,200             93(a)
                                                      3,824

[GRAPHIC]
ICON DIVERSIFIED MANUFACTURING

DIVERSIFIED MANUFACTURING--4.8%
    Alleghany Corp. Delaware           1,400            277
    Allied Signal Inc. ....           15,000            713
    BBC Brown Boveri ......              322            374
    Dover Corp. ...........           22,000            811
    Grupo Carso S.A. de C.V. ADR      10,678            113(a,b)
    Hanson PLC ADR ........           25,000            381
    Istituto Mobilaire Italiano       16,164            102
    Loews Corp. ...........            9,400            737
    Sasib .................           29,319             72
    Tokyo Steel Manufacturing          6,000            110
                                                      3,690

[GRAPHIC]
ICON FOR DRUGS, HEALTHCARE & COSMETICS

DRUGS, HEALTHCARE & COSMETICS--10.0%
    Abbott Laboratories ...          19,000             793
    American Home Products Corp.      5,000             485
    American Medical Response         4,500             146(a)
    Arbor Drugs Inc. ......           7,500             158
    Arrow International Inc.          2,000              80
    Astra AB ..............           8,514             337
    Avon Products Inc. ....           4,500             339
    Bristol-Myers Squibb Co.          5,500             472
    Cardinal Health Inc. ..           2,500             137
    Dentsply International Inc.       3,000             120
    Eli Lilly & Co. .......           6,600             371
    FHP International Corp.           3,500             100(a)
    Gehe AG ...............             213             108
    Gehe AG (new) .........              52              26(a)
    Gillette Co. ..........           3,400             177
    International Flavours            2,000              96
    Johnson & Johnson .....          10,500             899
    Lincare Holdings Inc. .           2,500              63(a)
    Living Centers of America Inc.    3,000             105
    Medeva ................          52,005             218
    Merck & Co. Inc. ......          10,500             690
    Pfizer Inc. ...........          14,500             915
    Roche Holdings AG .....              54             427
    Smithkline Beecham PLC ADR        7,000             389
    Takare ................          29,310              82
                                                      7,733

[GRAPHIC]
ICON ELECTRICAL & ELECTRONICS

ELECTRICAL & ELECTRONICS--4.9%
    Alcatel Alsthom                     702              61
    AMP Inc.                         10,500             403
    First Data Corp.                 14,500             970
    Hewlett Packard Co.               1,700             142
    Hubbell Inc. (Class B)            8,925             587
    Intel Corp.                       7,300             414
    Molex Inc. (Class A) ..           6,400             196
    Murata Manufacturing Co.          4,000             147
    Rohm Co.                          7,000             395
    Secom Co.                         2,000             139
    Sensormatic Electronics Corp.     4,000              70
    Siemens AG                          465             254(a)
    VLSI Technology Inc.              2,500              45(a)
                                                      3,823
ENERGY & ENERGY RELATED--4.8%
    Amoco Corp.                       2,000             144
    Anadarko Petroleum Co.            6,000             325
    Atlantic Richfield Co.            2,500             277
    Coflexip ADR                      7,101             134(a)
    Exxon Corp.                       5,300             425
    Omv AG ................           1,231             107
    Petroleum Geo Services ADR        2,606              65(a)
    Royal Dutch Petroleum Co.         5,000             705
    Schlumberger Ltd.                 9,000             623
    Texaco Inc.                       3,500             275
    Total                             3,560             240
    Unocal Corp.                     12,000             349
                                                      3,669
ENTERTAINMENT--0.2%
    Polygram .                        2,176             116


__________________
See Notes to Schedules of Investments and Financial Statements


                                    -15-




                                  ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS)


                                               NUMBER
                                            OF SHARES        VALUE
__________________________________________________________________
FOREST PRODUCTS, PAPER & PACKAGING--1.1%
    Kimberly Clark Corp.                       9,900          $819

INDUSTRIAL PRODUCTS & SERVICES--2.4%
    Browning-Ferris Industries Inc.            9,000           265
    Dun & Bradstreet Corp.                     1,500            97
    Flightsafety International Inc.            3,000           151
    ISS (Series B)                             3,672            83
    Minnesota Mining &
    Manufacturing                              5,700            378
    Technip                                    3,512            242
    Waste Management
    International PLC ADR                      4,100             44(a)
    WMX Technologies Inc.                     19,000            567
                                                              1,827

INSURANCE--3.1%
    American International
    Group Inc.                                 4,500            416
    Chubb Corp.                                3,000            290
    General Reinsurance Corp.                  3,200            496
    Marsh & McLennan Cos.                      4,200            373
    Schw Ruckversicher                           237            276
    TIG Holdings Inc.                          7,000            200
    UNUM Corp.                                 5,000            275
    USF & G Corp.                              3,110             52
                                                              2,378

MERCHANDISING--1.6%
    Carrefour                                    405            246
    CUC International Inc.                     1,100             37(a)
    Duracell International Inc.                2,000            103
    Giordano International                    30,000             26
    Home Depot Inc.                            6,500            311
    Ito Yokado Co.                             3,000            185
    Toys 'R Us                                16,000             348(a)
                                                               1,256

OFFICE EQUIPMENT & SUPPLIES--2.2%
    Automatic Data Processing Inc.             7,500             557
    Equifax Inc.                              35,000             748
    Microsoft Corp.                            2,300             202(a)
    Sap AG                                     1,427             216
                                                               1,723

REAL ESTATE--0.1%
    Debartolo Realty Corp.                     4,000              52
    Glimcher Realty Trust .                    2,000              35
                                                                  87

RETAIL--0.1%
    Izumi Co.                                  3,000              66

TELEPHONE & UTILITIES--4.1%
    Airtouch Communications                   14,000             395(a)
    American Telephone
    & Telegraph                                7,300             473
    Cellular Communications Inc.               5,000             249
    DDI Corp.                                     41             318(a)
    GTE Corp.                                  5,000             220
    International Cabletel Inc.               16,000             392(a)
    MCI Communications Corp.                  13,000             340
    NYNEX Corp.                                4,000             216
    Stet (Savings)                            48,767              99
    Telefonos De Mexico S.A. ADR               1,880              60
    Telekom Malaysia                          18,000             140
    Veba AG                                    6,833             290
                                                               3,192

TRANSPORTATION--1.2%
    Brambles Industries Ltd.                  13,964             156
    Danzas Holding ........                      139             154
    Pittston Services Group                    3,000              94
    Union Pacific Corp. ...                    8,500             561
                                                                 965

TOTAL COMMON STOCK
          (COST $34,155)                                      47,794



                                    Principal
                                        Amount        Value
___________________________________________________________

BONDS AND NOTES--32.2%
___________________________________________________________

U.S. TREASURIES--11.9%
  U.S. Treasury Bonds

  6.25%      08/15/23                  $145             149
  6.875%    08/15/25                    345             389
  7.625%    02/15/25                  1,437           1,757
  8.125%    08/15/19                    135             170
  12.00%    08/15/13                    260             401
                                                      2,866


___________________
See Notes to Schedules of Investments and Financial Statements



                                      -16-




    SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995


                                    PRINCIPAL
                                        AMOUNT        VALUE
___________________________________________________________

U.S. Treasury Notes
  5.50%      11/15/98                     $100         $101
  5.75%      09/30/97                      700          706
  5.875%     08/15/98                      440          447
  6.00%      08/31/97                      457          463
  6.125%    05/15/98 - 09/30/00            872          895
  6.25%      08/31/00                      100          103
  6.50%      05/15/05 - 08/15/05           625          666
  6.75%      04/30/00                    1,545        1,626
  7.50%      02/15/05                    1,001        1,134
  8.00%      05/15/01                      150          168

                                                      6,309

    TOTAL U.S. TREASURIES
       (COST $8,715)                                  9,175

ASSET BACKED--0.5%
  Advanta Mortgage Loan Trust Corp.
  6.30%      07/25/25                       48           47
  AT & T Universal Card Master Trust
  5.95%      12/17/02                       40           40
  Conti Mortgage Home Equity
  7.63%      05/15/09.                      49           50
  Discover Card Master Trust
  6.70%      02/16/00                       50           51
  Fleetwood Credit Grantor Trust
  6.55%      05/16/11                       56           57
  Household Finance Corp.
  8.15%      03/19/96                       41           42
  Premier Auto Trust
  5.95%      12/06/98                       40           40
  Standard Credit Card Master Trust
  6.55%      10/07/07                       60           62
  6.75%      06/07/00                       50           51

    TOTAL ASSET BACKED
        (COST $434)                                     440

CORPORATE NOTES--6.7%
    Arkla Inc.
  8.74%      05/14/98                      250          262
    BCH Cayman Islands
  8.25%      06/15/04                       25           28
  Bell Telephone Co.
  8.35%      12/15/30                       75           94

  Capital One Bank
  6.43%      06/29/98                      400          405
  Central Maine Power Co.
  7.40%      06/02/98                      200          204
  Finova Capital Corp.
  6.75%      11/15/04                      250          256
  Foster Technology Inc.
  6.75%      11/15/05                      150          155
  General Motors Acceptance Corp.
  6.10%      09/11/97                      625          630
  General Motors Corp.
  8.89%      08/18/03                       50           58
  Great Atlantic & Pacific Tea Inc.
  9.125%    01/15/98                       200          211
  Hanson Overseas B V
  6.75%      09/15/05                      115          119
  Harnischfeger Industries
  7.25%      12/15/25                       30           30
  HSBC Finance Nederland B.V.
  7.40%      04/15/03                      100          105(b)
  Hydro Quebec
  8.25%      04/15/26                      125          142
  ITT Corp. (new)
  6.25%      11/15/00                       50           51
  Joy Technologies Inc.
  10.25%    09/01/03                       150          170
  KFW International Finance Inc.
  8.20%      06/01/06                       80           93
  Landeskreditbank Baden
  7.875%    04/15/04                        65           73
  Liberty Mutual Insurance Co.
  8.50%      05/15/25                      100          111(b)
    Long Island Lighting Co.
  9.75%      05/01/21                      500          514
  News America Holdings Inc.
  9.125%    10/15/99                      100          111
  North Atlantic Energy Corp.
  9.05%      06/01/02                     200          206
  Paramount Communications Inc.
  5.875%    07/15/00.                     200          197
  Quaker Oats Co.
  7.28%      08/29/05                      25           27


_________________
See Notes to Schedules of Investments and Financial Statements


                                       -17-




                                  ELFUN DIVERSIFIED FUND (DOLLARS IN THOUSANDS)


                                    PRINCIPAL
                                        AMOUNT        VALUE
___________________________________________________________

    Republic of Italy
  6.875%    09/27/23.                    $180          $176
    RJR Nabisco Inc.
  8.00%      07/15/01                     200           204
    Smurfit Capital
  7.50%      11/20/25                     100           104
    Taubman Realty Group L.P.
  8.00%      06/15/99                      50            52
  Time Warner Inc.
  8.75%      01/10/15                      77            80
  United Air Lines Inc.
  11.21%    05/01/14                       65            86
  United Co. Financial Corp.
  7.00%      07/15/98                     200           204
    TOTAL CORPORATE NOTES
        (COST $5,017)                                 5,158

MORTGAGE-BACKED--13.1%
    Federal Home Loan Mortgage Corp.
  6.50%      03/01/09 - 08/01/25           870          872
  6.50%      TBA                           306          308(c)
  7.00%      11/01/09 - 08/01/25           399          404
  7.00%      TBA                           805          812(c)
  7.50%      09/01/24                       88           90
  8.00%      TBA                         1,210         1,254(c)
                                                       3,740

    Federal National Mortgage Assoc.
  8.50%      04/01/17                       60            63
  9.00%      08/01/07                       43            45
                                                         108
    Government National Mortgage Assoc.
  7.50%      04/15/23 - 08/15/23           213           220
  7.50%      03/20/25                      253           258(i)
  8.00%      12/15/22 - 07/15/25         1,267         1,320
  9.00%      07/15/09 - 07/15/17         1,612         1,744
  9.50%      12/15/09                      187           205
                                                       3,747

    Collateralized Mortgage Obligations
    Aetna Commercial Mortgage Trust
  6.422%    09/25/21                        60            60

    American Southwest Financial
    Securities Corp.
  0.70%      01/18/09                      277             9(g)

  1.078%    01/18/09                       382            21(g)
  7.30%      06/17/07                       49            51
    Asset Securitization Corp.
  7.10%      08/13/29                       77            81
    Collateralized Mortgage
    Obligation Trust
  8.00%      01/01/17                      200           207
  Community Program Loan Trust
  4.50%      10/01/18                      100            88
  DLJ Mortgage Acceptance Corp.
  6.65%      12/25/25                       53            54(b)
  6.85%      11/17/05                       50            51(b)
  FDIC REMIC Trust
  7.85%      09/25/25                      100           103
  Federal Home Loan Mortgage Corp.
  3.50%      11/15/07                      190           159
  8.00%      04/15/20                       50            53
  Federal National Mortgage Assoc.
  2.21%      07/25/10                      300            41(g)
  2.335%    07/25/10                        78             9(g)
  2.525%    07/25/10                       189            18(g)
  8.00%      07/01/24                      201            45(g)

    Federal National Mortgage
    Assoc. REMIC
  6.25%      07/25/07                      500           502
  6.965%    04/01/05                        70            72
  8.921%    10/01/24                       199           167(d,f)
    LB Commercial Conduit Mortgage Trust
  7.144%    08/25/04.......                 65            67
    Merrill Lynch Mortgage Investor's Inc.
  7.115%    05/25/15                        79            82
  7.523%    06/15/21                        70            71
    Mid-State Trust
  8.33%      04/01/30                      204           220
    Sawgrass Finance REMIC Trust
  6.45%      01/20/06                       90            91
    Vornado Finance Corp.
  6.36%      12/01/00                      210           209(b)
                                                       2,531

    TOTAL MORTGAGE-BACKED
          (COST $9,954)                               10,126
    TOTAL BONDS AND NOTES
          (COST $24,120)                              24,899


_________________
See Notes to Schedules of Investments and Financial Statements


                                        -18-





    SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1995

                                    Principal
                                        Amount        Value
___________________________________________________________

CONVERTIBLE BONDS--0.0%
___________________________________________________________

    Sasib
  9.25%      2/31/97
       (COST $51)            ITL        80,000          $40


                                                Number
                         Expiration Date/           of
                             Strike Price    Contracts        Value
___________________________________________________________________
CALL OPTIONS PURCHASED--0.0%
___________________________________________________________________

    U.S. Treasury Notes    Jan. 96/103.25       3,900           1
         (PREMIUM $506)

    TOTAL INVESTMENTS IN SECURITIES
         (COST $58,326)                                             72,734

                                     Principal
                                        Amount        Value
___________________________________________________________
SHORT TERM INVESTMENTS--8.4%
___________________________________________________________

U.S. GOVERNMENT AGENCIES AND CERTIFICATES
   OF DEPOSITS--6.1%
    Algemene Bank Nederland N.V.
  7.39%      01/12/96                    $180           180
    Federal Home Loan Bank
  5.75%      01/02/96                   3,000          3,000(d)
    Federal National Mortgage Assoc.
  5.67%      01/19/96                   1,500          1,495(d)
                                                       4,675

REPURCHASE AGREEMENT--2.3%
    State Street Bank and Trust Co.
  5.75%      01/02/96                   1,800          1,800
(dated 12/29/95, proceeds
    $1,801, collateralized by
    $1,841 United States Treasury
    Note, 9.25%, 2/01/16)

    TOTAL SHORT TERM INVESTMENTS
         (COST $6,475)                                 6,475
    OTHER ASSETS AND LIABILITIES,
    NET (2.5%)                                       (1,954)
                                                    ________
    NET ASSETS -- 100%                              $77,255
                                                    ________
                                                    ________

  OTHER INFORMATION
____________________

The Elfun Diversified Fund had the following short Futures Contracts open at December 31, 1995:


                                      Number
                   Expiration             of          Underlying    Unrealized
Description             Date        Contracts         Face Value          Gain
______________________________________________________________________________
    S&P 500        March 1996             7             $2,165         $36

[GRAPHIC]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE
ELFUN DIVERSIFIED FUND AT DECEMBER 31, 1995.


__________
See Notes to Schedules of Investments and Financial Statements

                                          NOTES TO PERFORMANCE (UNAUDITED)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and principal value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

A portion of the Elfun Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), MSCI World Index, Lehman Brothers Aggregate Bond Index (LBKL), and the 90 Day U.S. Treasury Index (90 day T-bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,579 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The Lehman Brothers Aggregate Bond Index is a composite index of short, medium, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Lehman Brothers Municipal Bond Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The 90 Day U.S. Treasury Index is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Broad market index returns are calculated from the nearest month end to the Funds' inception date for funds with less than ten years of performance. The Donoghue yields represent the average yields of 772 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and Elfun Money Market which is not in the Wall Street Journal). The actual number of funds and numerical rankings in these universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, Jersey.

General Electric Investment Corporation agreed to limit certain fees and expenses of the Elfun Global, Elfun Diversified and Elfun Money Market Fund in prior years, as described in detail in the Funds' prospectus. In the absence of these limitations, the total returns for the Elfun Global and Elfun Diversified Funds would have been lower for the 5 year and since inception periods and for the Elfun Money Market Fund, the 5 year and since inception period would have been 4.48% and 4.80% respectively.

The Funds' portfolios are actively managed and their composition will vary over time. The specific holdings cited throughout the report are for illustrative purposes only and may not represent current or future investments of the Funds. They are not intended to constitute a recommendation to purchase or sell any particular security. See the prospectus for complete descriptions of investment objectives, policies and permissible investments.

                     NOTES TO SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS)

(a)    Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $1,253, $665 and $6,192 or 0.9%, 0.9% and 2.8% of net
       assets for the Elfun Global Fund, Elfun Diversified Fund and Elfun Income Fund, respectively.

(c) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future.

(d)    Coupon amount represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1995.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) Restricted securities. Securities are not registered under the Securities Act of 1933, or have contractual or legal restrictions to resale. Dates of acquisition and costs are shown in parentheses after the titles of the restricted securities. The Fund does not intend to register these securities and therefore should not bear any costs of registration. These restricted securities are fair valued by officers of the Funds under procedures authorized by the Trustees. At December 31, 1995, the fair value of these restricted securities represented $4,000 or 0.3% of net assets of Elfun Trusts.

(i) Adjustable rate mortgage coupon. The stated rate represents the rate at December 31, 1995.

(j)    All or a portion of security out on loan.


ABBREVIATIONS:

ITL          --  Italian Lira

ADR          ---  American Depository Receipt

AMBAC        ---  AMBAC Indemnity Corporation

BIG          ---  Bond Investment Guarantee

FSA          ---  Financial Security Assurance

MBIA         ---  Municipal Bond Insurance Association

REMIC        ---  Real Estate Mortgage Investment Conduit

                                                    FINANCIAL HIGHLIGHTS
                              SELECTED DATA BASED ON A SHARE OUTSTANDING
                                       DURING THE YEAR ENDED DECEMBER 31:

Elfun Diversified Fund                      1995      1994      1993      1992      1991
__________________________________________________________________________________________
Net asset value, beginning of year        $13.24    $14.05    $13.54    $12.84    $11.74

INCOME (LOSS) FROM
 INVESTMENT OPERATIONS:
 Net investment income                      0.53      0.47      0.48      0.46      0.68
Net realized and unrealized
 gains (losses) on investments              3.06     (0.51)     0.73      0.74      1.38
__________________________________________________________________________________________

TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS                      3.59     (0.04)     1.21      1.20      2.06
__________________________________________________________________________________________

LESS DISTRIBUTIONS FROM:

 Net investment income                      0.53      0.46      0.47      0.46      0.70
 Net realized gains                         0.44      0.31      0.23      0.04      0.26
__________________________________________________________________________________________

TOTAL DISTRIBUTIONS                         0.97      0.77      0.70      0.50      0.96
__________________________________________________________________________________________

NET ASSET VALUE, END OF YEAR              $15.86    $13.24    $14.05    $13.54    $12.84
__________________________________________________________________________________________

TOTAL RETURN                               27.11%    (0.26%)    8.90%     9.35%    17.70%

RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year
  (in thousands)                        $77,255    $57,774    $54,911    $36,780    $23,959
 Ratio of net investment income
  to average net assets                    3.62%      3.42%      3.65%      3.93%      4.96%
 Ratio of expenses to average
  net assets                               0.34%      0.39%      0.39%      0.49%      0.90%
 Portfolio turnover rate                     93%        82%        25%        31%        67%


________________
See Notes To Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995 (AMOUNTS IN THOUSANDS)


                                                    ELFUN
                                                 DIVERSIFIED
                                                     FUND

ASSETS
Investments in securities, at market
(Cost $119,844, $652,502, $58,326,
$1,180,703, $252,350, and
$0, respectively)                                $72,734
Short term investments (at amortized cost)         6,475
Cash                                                  55
Foreign currency (cost $924, $14, $123,
$0, $0, and $0, respectively)                        123
Receivable for investments sold                        0
Dividends receivable                                  70
Interest receivable                                  361
Tax reclaim receivable                                15
Receivable for fund shares sold                       31
Variation margin receivable                            0
TOTAL ASSETS                                      79,864

LIABILITIES
Options written, at market
(Premium received $0, $46,
 $0, $0, $0,
 and $0, respectively)                                0
Distributions payable to shareholders                 0
Payable upon return of securities loaned              0
Payable for investments purchased                 2,529
Payable for fund shares repurchased                  12
Payable to GEIC                                      66
Variation margin payable                              2
Total liabilities                                 2,609
NET ASSETS                                      $77,255
NET ASSETS CONSIST OF:
Capital paid in                                 $62,819
Undistributed net investment income                  22
Accumulated net realized gain (loss)                (30)
Net unrealized appreciation (depreciation) on:
Investments                                      14,408
Futures                                              36
Written options                                       0
Foreign currency transactions                         0
NET ASSETS                                      $77,255
Shares outstanding (Par value
 $10, $10, $10, $10,
 $10, and $1, respectively)                       4,872
Net asset value, offering
 and redemption
 price per share                                 $15.86

____________
See Notes to Financial Statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
(AMOUNTS IN THOUSANDS)


                                  ELFUN
                               DIVERSIFIED
                                   FUND
INVESTMENT INCOME
 INCOME:
  Dividends                         $827
  Interest                         1,894
  Less: Foreign taxes withheld       (25)
_________________________________________

TOTAL INCOME                       2,696
_________________________________________

EXPENSES:
 Administrative expenses              37
 Shareholder servicing
  agent expenses                      35
 Transfer agent expenses              66
 Custody and accounting               16
 Professional fees                    26
 Registration, filing,
   printing and
   miscellaneous expenses             54
_________________________________________

TOTAL EXPENSES                       234
_________________________________________

NET INVESTMENT INCOME              2,462
_________________________________________

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

 REALIZED GAIN (LOSS) ON:
  Investments                      2,274
  Futures                             11
  Written options                   (341)
  Foreign currency transactions      (13)

 INCREASE (DECREASE) IN
  UNREALIZED APPRECIATION/
  DEPRECIATION ON:

 Investments                      11,447
 Futures                              36
 Written options                       0
 Foreign currency transactions         0
_________________________________________

Net realized and unrealized gain
 (loss) on investments            13,414
_________________________________________

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS       $15,876
_________________________________________



_______________
See Notes To Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
 (AMOUNTS IN THOUSANDS)


                                         ELFUN
                                      DIVERSIFIED
                                         FUND
                                  1995          1994
INCREASE IN NET ASSETS
 OPERATIONS:
  Net investment income         $2,462        $1,944
  Net realized gain (loss)
   on investments,
   futures, written options,
   and foreign
   currency transactions         1,931         1,306
  Net increase (decrease) in
   unrealized appreciation
   /depreciation                11,483        (3,415)
_______________________________________________________________

  Net increase (decrease)
   from operations              15,876          (165)
_______________________________________________________________

 DISTRIBUTIONS TO
  UNITHOLDERS FROM:
   Net investment income        (2,437)       (1,919)
   Net realized gains           (2,010)       (1,284)
_______________________________________________________________

 TOTAL DISTRIBUTIONS            (4,447)       (3,203)
_______________________________________________________________

  Increase (decrease) in
   net assets from
   operations and
   distributions                11,429        (3,368)
_______________________________________________________________

 SHARE TRANSACTIONS:
   Proceeds from sale
    of shares                   11,488        10,053
   Value of distributions
    reinvested                   4,188         3,017
   Cost of shares redeemed      (7,624)       (6,839)
_______________________________________________________________

  Net increase (decrease) from
   share transactions            8,052         6,231
_______________________________________________________________

 TOTAL INCREASE (DECREASE)
  IN NET ASSETS                 19,481         2,863

NET ASSETS
  Beginning of year            $57,774       $54,911
_______________________________________________________________

  End of year                   77,255        57,774
_______________________________________________________________

UNDISTRIBUTED (OVERDISTRIBUTED)
 NET INVESTMENT
 INCOME, END OF YEAR               $22          $23


CHANGES IN FUND SHARES

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(AMOUNTS IN THOUSANDS)

Shares sold                       746           718
Issued for distributions
 reinvested                       265           227
Shares redeemed                  (501)         (491)
_______________________________________________________________

Net increase in Fund shares       510           454
_______________________________________________________________


____________
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  1. ORGANIZATION OF THE FUNDS

The Elfun Funds (the "Funds") are registered under the Investment Company Act of 1940 (as amended) ("the 1940 Act") as diversified, open-end management investment companies and are authorized to issue an unlimited number of shares. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

  2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates market value.

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

Elfun Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates market value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases the Funds are required to hold collateral (cash, U.S. Government securities or other liquid, high grade debt obligations) with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities are denominated in foreign currency and translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the

                   NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, as a result of changes in the exchange rate.

INCOME TAXES

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and therefore no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At December 31, 1995, the Elfun Income Fund had a capital loss carryover of $614,528. The carryforward expires December 31, 2002.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premi ums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. On tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Advisor and reimbursed by the Funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare investment income dividends daily (paid monthly). Elfun Global Fund, Elfun Trusts, and Elfun Diversified Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Portfolios' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment

                        NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


income per share in the Financial Highlights table excludes these adjustments.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("Forward".) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.

REPURCHASE AGREEMENTS

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

FUTURES AND OPTIONS

The Funds, other than the Elfun Money Market Fund, may invest in futures contracts and may purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates.
Risks also may arise if there is an illiquid secondary market for the instruments, or due to the inability of counterparties to perform. The Funds will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

SECURITY LENDING

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government Securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty

                              NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)


(borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.

  3. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1995 the Funds incurred expenses for the cost of services directed by General Electric Company's wholly owned subsidiary, General Electric Investment Corporation ("GEIC"), as Investment Advisor and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statement of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.

  4. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
        (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/depreciation of investments for each Fund at December 31, 1995, were as follows:


                               GROSS            GROSS            NET
                             UNREALIZED       UNREALIZED      UNREALIZED
                            APPRECIATION     DEPRECIATION    APPRECIATION
__________________________________________________________________________
    Elfun Global Fund         $ 23,483           $ 6,711       $ 16,772
    Elfun Trusts               557,006             7,414        549,592
    Elfun Diversified
      Fund                      15,269               861         14,408
    Elfun Tax-Exempt
    Income Fund                105,517                 0        105,517
    Elfun Income Fund            7,073               403          6,670

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1995.


  5. OPTIONS
   (DOLLARS IN THOUSANDS)


During the year ended December 31, 1995 the following option contracts were written:

                              ELFUN TRUSTS         ELFUN DIVERSIFIED FUND
                        ________________________  ___________________________

                             NUMBER                      NUMBER
                       OF CONTRACTS      PREMIUM    OF CONTRACTS      PREMIUM
_______________________________________________________________________________
    Balance as of
     December 31, 1994         100          $18           0             $0
    Written                    250           62         694            157
    Closed and Expired        (200)         (34)       (300)          (155)
    Exercised                    0            0        (394)            (2)
                              _____         ____        ____           ____
    Balance as of
     December 31, 1995         150           $46          0             $0
                              _____         ____        ____           ____
                              _____         ____        ____           ____

                                        ELFUN INCOME FUND
                                   ________________________
                                      NUMBER
                                 OF CONTRACTS        PREMIUM
____________________________________________________________
    Balance as of
     December 31, 1994                0               $ 0
    Written                       9,600                48
    Closed and Expired           (8,680)              (44)
    Exercised                      (920)               (4)
                                  ______             _____
    Balance as of
     December 31, 1995                0               $ 0
                                  ______             _____
                                  ______             _____

                           NOTES TO FINANCIAL STATEMENTS (DECEMBER 31, 1995)

  6. INVESTMENT TRANSACTIONS
    (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government obligations, short-term investments and options, for the year ended December 31, 1995, were:


                                      PURCHASES      SALES
___________________________________________________________

    Elfun Global Fund                  $73,633     $71,036

    Elfun Trusts                       152,278     160,471

    Elfun Diversified Fund              19,008      16,175

    Elfun Tax-Exempt
     Income Fund                       739,434     701,038

    Elfun Income Fund                  402,790     427,114


The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the year ended
December 31, 1995, were:


                                        PURCHASES     SALES
____________________________________________________________

    Elfun Trusts                           $ 0       $5,448

    Elfun Diversified Fund              42,112       41,083

    Elfun Income Fund                  463,603      420,805

  7. SECURITY LENDING

At December 31, 1995, the Elfun Income Fund loaned securities having a value, including accrued interest, of approximately $39,694,174 and received $40,478,335 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short term investments at December 31, 1995.

                                                INDEPENDENT AUDITORS' REPORT

[GRAPHIC]

Logo for KPMG Peat Marwick LLP

TO THE BOARD OF TRUSTEES AND
SHAREHOLDERS OF THE ELFUN MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds, the results of their operations, the changes in their net assets and their financial highlights for the aforementioned periods, in conformity with generally accepted accounting principles.

                              /s/KPMG Peat Marwick
                                 KPMG Peat Marwick

New York, New York
February 8, 1996

                                      ELFUN FUNDS INVESTMENT TEAM

PORTFOLIO MANAGERS

ELFUN GLOBAL FUND
Ralph R. Layman

ELFUN TRUSTS
David B. Carlson

ELFUN DIVERSIFIED FUND
David B. Carlson
Robert A. MacDougall

ELFUN TAX-EXEMPT INCOME FUND
Robert R. Kaelin

ELFUN INCOME FUND
Robert A. MacDougall

ELFUN MONEY MARKET FUND
Robert A. MacDougall

TRUSTEES

Dale F. Frey
CHAIRMAN OF THE BOARD AND PRESIDENT,
GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton
Michael J. Cosgrove
Ralph R. Layman
Alan M. Lewis
John H. Myers
Donald W. Torey

OFFICERS OF GENERAL ELECTRIC INVESTMENT CORPORATION


SECRETARY
Alan M. Lewis

INVESTMENT ADVISOR
General Electric Investment Corporation

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

CUSTODIAN
State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT
Address all inquiries to:
GE Investments
P.O. Box 8309
Boston, MA 02266-8309

                                             ELFUN FUNDS SERVICES

SERVICES FOR OUR SHAREHOLDERS:

    Elfun Inquiry Center         1-800-242-0134
    Dial Comm                        8*225-4040
    Toll                         1-203-326-4040

AUDIO RESPONSE SYSTEM:

To obtain information and process account transactions on your Elfun Funds:

  *  Call 1-800-242-0134

  *  Press 1 on your touch-tone phone to gain access

  *  Press 2 to obtain information on the Elfun Funds

  *  Then select an option below.

    PERSONALIZED SERVICES:
    Please press zero (0) on your touch-tone phone or please hold on your rotary dial phone to speak directly to an Inquiry Specialist in order to obtain:

                *  General Information

                *  Fund Exchanges

                *  Telephone Wire Redemption

                *  Change of Registration Instructions

                *  IRA Rollovers

                *  Check Reordering

    DAILY VALUE, YIELDS/PERFORMANCE              1-800-843-3359

_______________________________________________________________

     1                        2                       3
INFORMATION           SPECIFIC ACCOUNT           TRANSACTION
   ONLY                 INFORMATION               PROCESSING
_______________________________________________________________

     1                        1                       1
  TRANSFER                 ACCOUNT                 FUND
  BY MAIL                  BALANCE                 EXCHANGES
_______________________________________________________________

     2                        2                       2
  REDEEM                   LAST                    REDEMPTIONS
  BY MAIL                  TRANSACTION
_______________________________________________________________

     3                        3                       3
  CHANGE                   DUPLICATE               DUPLICATE
  ADDRESS                  STATEMENT               TAX FORMS
_______________________________________________________________

  4
  PRICE QUOTES
  LAST BUSINESS
  DAY & PERSONAL
  PRICE PORTFOLIO
_______________________________________________________________

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                                                                U.S. POSTAGE
                                                                   PAID
                                                                BOSTON, MA
                                                              PERMIT NO. 54201
                                                               ______________


ELFUN FUNDS
3003 SUMMER STREET
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